Exhibit 99.1

RGA: A Global Leader Reinsurance Group of America, Incorporated (NYSE: RGA) is a FORTUNE 500 company with approximately $3.3 trillion of life reinsurance in force and assets of $64.5 billion as of December 31, 2018. RGA is one of the largest life reinsurers in the world. From our beginnings in 1973 through more than 40 years of steady global expansion, RGA has grown to become one of the world’s largest and most highly respected life reinsurers, recognized for our superior risk management and innovative solutions. RGA reinsures one of the largest in-force blocks in the life insurance industry, and has built an extensive database of mortality information. This knowledge forms the basis for RGA’s continued leadership in competitive pricing of risk. At RGA, our teams of actuarial, underwriting, and claims professionals draw upon historical data and experience to develop expert solutions tailored to meet our clients’ needs. We understand and value the power of fresh thinking and innovative ideas. We listen to our clients, and share our expertise to benefit them in multiple ways: Solid understanding of mortality and morbidity risks, built on RGA’s extensive database A leader in facultative underwriting, specializing in large cases and substandard risks, enabling insurers to write more policies Shared medical underwriting knowledge, developed from extensive research and experience Skilled claims handling to reduce costs Innovative product development to support business growth Competitive pricing to transfer mortality, morbidity, and longevity risk and reduce capital requirements Benchmarking studies and seminars that build and leverage market intelligence Capital-motivated reinsurance to help insurers meet financial objectives and manage capital more efficiently E-underwriting and e-commerce solutions that streamline processes and enable reliable, rapid decisions Training programs and seminars that provide clients with access to RGA’s global team of industry experts

Global Presence RGA has achieved stability through geographic operational diversity and a strategic mix of products and services. Allocation of 2018 net premiums1: 53% derived from U.S. and Latin America operations Worldwide Operations RGA maintains operating subsidiaries, branches, or representative offices in 26 markets: Australia Barbados Bermuda Brazil Canada China France Germany Hong Kong India Ireland Italy Japan Malaysia Mexico Netherlands New Zealand Poland Singapore South Africa South Korea Spain Taiwan United Arab Emirates United Kingdom United States  22% derived from Asia Pacific operations 15% derived from EMEA operations 10% derived from Canada operations 1 Excludes Corporate and Other segment

Ratings

Financial Strength Ratings			
RGA Reinsurance Company RGA's principal operating subsidiary in the United States	A+ Superior A.M. Best Company	A1 Good Moody's Investors Service	AA- Very Strong S&P Global Ratings
RGA Life Reinsurance Company of Canada RGA's Canadian operating subsidiary	A+ Superior A.M. Best Company	AA- Very Strong S&P Global Ratings	
RGA Reinsurance Company of Australia Limited RGA's Australian operating subsidiary	AA- Very Strong S&P Global Ratings		
RGA International Reinsurance Company dac Based in Ireland, supports business operations outside North America	AA- Very Strong S&P Global Ratings		
RGA Global Reinsurance Company, Ltd. Based in Bermuda, supports business operations outside North America	AA- Very Strong S&P Global Ratings		
RGA Americas Reinsurance Company, Ltd. Based in Bermuda, supports business operations outside the United States	A+ Superior A.M. Best Company	AA- Very Strong S&P Global Ratings	
RGA Atlantic Reinsurance Company Ltd. Based in Barbados, supports business operations outside the United States	A+ Superior A.M. Best Company		
Omnilife Insurance Company Limited Based in the U.K., supports business operations outside North America	A+ Strong S&P Global Ratings		

Senior Debt Ratings: Reinsurance Group of America, Incorporated	
A.M. Best Company	a- (Strong)
Moody's Investors Service	Baa1 (Medium)
S&P Global Ratings	A (Strong)

4 | Investor Day 2019

RGA

Awards and Recognitions RGA leads various industry rankings in terms of client satisfaction and reputation. Recent awards and recognitions include: Life Reinsurer of the Year RGA was recognized by Asia Insurance Review as “Life Reinsurer of the Year” at the 2018 Asia Insurance Industry Awards. #1 in Business Capability Index In 2018, RGA was ranked #1 for the eighth consecutive year on NMG Consulting’s Global All Respondent Business Capability Index (BCI), based on feedback from insurance executives in more than 50 markets. RGA was named to Forbes magazine’s 2018 Best Regarded Companies list, ranking #149 of 250 global companies listed. Best Regarded Companies RGA was named “Life Reinsurer of the Year” at the 2018 Reactions North America Awards. Langhorne Re, a global reinsurer targeting large in-force life and annuity blocks that was launched in January 2018 by RGA and RenaissanceRe, was named “Launch of the Year.” Life Reinsurer of the Year Launch of the Year World’s Best Employers RGA was named to Forbes magazine’s 2018 World’s Best Employers list, ranking #97 of 500 companies listed. RGA was named silver award winner for “Innovator of the Year” at the 2018 Efma-Accenture North America Innovation in Insurance Awards. Innovator of the Year – Silver

Anna Manning FSA, FCIA President and Chief Executive Officer Reinsurance Group of America, Incorporated Anna Manning is President and Chief Executive Officer of Reinsurance Group of America, Incorporated (RGA). She assumed the role of CEO on January 1, 2017, and of President in December 2015. Anna is also a member of RGA’s Board of Directors. Anna first joined RGA in 2007. From 2008 until 2011, she served as Executive Vice President and Chief Operating Officer for RGA’s International Division. In 2011, she was named Executive Vice President and Head of U.S. Markets and later assumed responsibility for RGA’s Mexican and Latin American markets as well. In 2014, Anna was named Senior Executive Vice President, Global Structured Solutions, with responsibility for leading RGA’s transactional businesses. Anna has more than three decades of leadership experience in the insurance industry. Before coming to RGA, Anna spent nearly two decades with the Toronto office of Towers Perrin’s Tillinghast insurance consulting practice, where she provided consulting services to the insurance industry in mergers and acquisitions, value-added performance measurement, product development, and financial reporting. Anna is Chairman of the Longer Life Foundation, a not-for-profit partnership between RGA and Washington University in St. Louis that supports and funds groundbreaking research on longevity and wellness. In 2018, she was elected to the Board of Trustees at Washington University. She is also a member of the BJC HealthCare Board of Directors as well as a member of Civic Progress, a business leadership association of chief executives of St. Louis area companies that focuses on enhancing the city and its relationships with the global community. Anna is a Fellow of the Society of Actuaries (FSA) and of the Canadian Institute of Actuaries (FCIA). She received a Bachelor of Science (B.Sc.) degree in Actuarial Science from the University of Toronto. Alain Néemeh CPA, CA Senior Executive Vice President and Chief Operating Officer Reinsurance Group of America, Incorporated Since 2015, Alain Néemeh has been Senior Executive Vice President of Reinsurance Group of America, Incorporated (RGA), responsible for RGA’s global life and health reinsurance business. In 2017, he was named Chief Operating Officer. He has served on RGA’s Executive Committee since 2005. Alain joined RGA Life Reinsurance Company of Canada (RGA Canada) in 1997 after eight years at KPMG. In 1998, he became RGA Canada’s Chief Financial Officer, gradually taking on increasing operational responsibilities until, in 2004, he was named RGA Canada’s President and Chief Executive Officer. In 2012, prior to taking his current role, Alain assumed additional responsibility for RGA’s Australian operations and became RGA’s Executive Vice President, Australia and Canada.  Alain received his Bachelor of Commerce (B. Comm.) degree with a concentration in Accounting and a Graduate Diploma in Public Accountancy from McGill University in Montreal. He is past Chairman of the Board of Directors of the Canadian Life and Health Insurance Association (CLHIA), the industry association comprising 99% of Canada’s life and health insurance companies.

Tony Cheng FIAA   Executive Vice President, Head of Asia Reinsurance Group of America, Incorporated As Executive Vice President, Head of Asia, Tony Cheng has executive oversight of all of RGA’s Asian operations. Tony, who joined RGA in 1997, has more than 20 years of experience in the life insurance industry. Tony started in RGA’s headquarters in St. Louis, Missouri, and relocated to Hong Kong in July 2002. In 2004, Tony was named Chief Executive Officer of the Hong Kong office, responsible for all business activity in Hong Kong and Southeast Asia. Tony was appointed Senior Vice President, Asia in 2011, when his role expanded to include management of RGA’s Asian business. Prior to his arrival at RGA, Tony served in various senior actuarial and management roles for insurance companies in Australia, Malaysia, the United States, and Hong Kong. Tony received a Bachelor of Economics degree from Macquarie University in Sydney, Australia, and an M.B.A. degree from Washington University in St. Louis’ John M. Olin School of Business. He became a Fellow of the Institute of Actuaries of Australia (FIAA) in 1997. An active participant in the Actuarial Society of Hong Kong, Tony was elected President in 2008 and served as a council member of the Society from 2005 to 2015. He also served as Chairperson of the Experience Committee and Life Committee. Dennis Barnes  Executive Vice President Reinsurance Group of America, Incorporated Chief Executive Officer, RGAX Dennis Barnes is Chief Executive Officer of RGAX, the transformation engine of Reinsurance Group of America, Incorporated (RGA). He is responsible for global leadership of RGAX and is a member of RGA’s Executive Committee. Dennis comes to RGAX with more than two decades of experience as an entrepreneur and innovator in insurance direct marketing. His company, Marketing Direct, Inc. (MDI), an integrated healthcare marketing services company which he founded in 1997, was acquired in 2010 by WPP, the world’s largest provider of marketing and communication services. There, he was President of Wunderman St. Louis and Chief Client Officer of Wunderman Health, a digital agency for life insurance, pharmaceutical, medical devices, and other health and wellness verticals. He earned his Bachelor of Arts (B.A.) degree from the University of Missouri - Columbia, and holds a certificate from the Massachusetts Institute of Technology’s Birthing of Giants program, which focuses on entrepreneurial development. Dennis’ awards include international recognition from Ernst & Young as the Emerging Entrepreneur of the Year and local recognition from the St. Louis Chapter of the Direct Marketing Association as Direct Marketer of the Year. Dennis currently serves as Board President for the American Parkinson Disease Association (APDA). Previously he has served on the University of Missouri Strategic Development Board, as President of the St. Louis Chapter of the Young Entrepreneurs Organization (YEO), and as a member of the Board of Directors of The Magic House, St. Louis’ children’s museum. An author and speaker, Dennis has been featured in Inc. Magazine, St. Louis Commerce Magazine, Fast Forward, St. Louis Business Journal, and St. Louis Small Business Monthly.

John Laughlin Executive Vice President, Global Financial Solutions Reinsurance Group of America, Incorporated President RGA Financial Group, L.L.C. John P. Laughlin is Executive Vice President of Global Financial Solutions (GFS), a unit of Reinsurance Group of America, Incorporated (RGA), and President of RGA Financial Group, L.L.C., a subsidiary of RGA. He is also a member of RGA’s Executive Committee. The GFS unit is responsible for all of RGA’s financial reinsurance, asset-intensive reinsurance, and bulk longevity business, as well as RGA’s acquisitions of in-force life and annuity business worldwide. GFS works closely with RGA offices around the world to create customized reinsurance solutions for annuities and other interest-sensitive products, and to support client capital needs for life, health, and annuity products. John came to RGA in 1995 when the company acquired the joint venture that ultimately became RGA Financial Group, L.L.C. RGA Financial, the unit where RGA’s broker-generated business is also housed, became a full subsidiary of RGA Reinsurance Company in 2000. John began his insurance career with Liberty Financial Management. In 1979, he joined ITT Financial Corporation, and in 1983 began developing its financial reinsurance market. By 1985, ITT Financial was the largest provider of financial reinsurance in the United States. John received his Bachelor of Science (B.S.) degree in Business Administration and Accounting from the University of Missouri - Columbia, and his Master of Science (M.S.) degree in Finance from Saint Louis University. Larry Carson FSA, MAAA Executive Vice President, Chief Actuary Global Financial Solutions Reinsurance Group of America, Incorporated Larry Carson is Executive Vice President and Chief Actuary, Global Financial Solutions (GFS), a unit of Reinsurance Group of America, Incorporated (RGA). He is responsible for overseeing all aspects of pricing and risk management for this worldwide business unit, which focuses on asset-intensive, capital-motivated, and bulk longevity reinsurance transactions. Prior to joining RGA in 1999, Larry was with the actuarial firm of Milliman and Robertson (now Milliman Inc.). There, he worked on demutualizations, mergers and acquisitions valuations, and market-conduct class-action settlements. Previously, he was with Equitable Life Assurance Society, where he held several actuarial positions. Larry received an A.B. (cum laude) degree in mathematics from Harvard University. He is a Fellow of the Society of Actuaries (FSA) and a Member of the American Academy of Actuaries (MAAA). He has also served in various roles with the SOA’s Reinsurance Section Council, was a member of the Academy’s Life Reinsurance Work Group, and has spoken at numerous industry meetings.

J. Jeffrey Hopson CFA Senior Vice President, Investor Relations Reinsurance Group of America, Incorporated J. Jeffrey (Jeff) Hopson is Senior Vice President, Investor Relations of Reinsurance Group of America, Incorporated (RGA). He is responsible for managing RGA’s financial communications with the investment community. Jeff, who came to RGA in September 2013, has several decades of experience in the field of investment analysis, following a wide range of life and property-casualty insurance and asset management firms. A ten-time All-Star Analyst in The Wall Street Journal’s annual Best of the Street poll, Jeff is also a member of the Journal’s Analysts Hall of Fame. Prior to joining RGA, Jeff was a Managing Director and Senior Analyst with the St. Louis-based brokerage and investment firm of Stifel, Nicolaus & Company. Previously, he served in a variety of roles with the St. Louis-based regional brokerage firm of A.G. Edwards & Sons, Inc., culminating as Vice President, Senior Analyst and Group Leader, Financial Services. Jeff’s Bachelor of Arts (B.A.) and M.B.A. degrees in Finance are from Saint Louis University. He is a Chartered Financial Analyst (CFA). Todd Larson  Senior Executive Vice President and Chief Financial Officer Reinsurance Group of America, Incorporated Todd Larson is Senior Executive Vice President and Chief Financial Officer of Reinsurance Group of America, Incorporated (RGA). Named to this post in May 2016, he is responsible for RGA’s financial and capital management as well as for its financial reporting functions. These functions include: oversight of enterprise financial management and controls; capital market issuances by the company; development and submission of all filings required by the Securities and Exchange Commission and other regulatory bodies; and communication of corporate and financial information to the rating and investment communities. He is also a member of RGA’s Executive Committee. Previously, Todd was Executive Vice President, Chief Risk Officer of RGA, a role that incorporated management of RGA’s global enterprise risk and corporate pricing oversight. Prior to that, he was Executive Vice President, Corporate Finance and Treasurer, responsible for coordinating external reporting, management of financial reporting for RGA’s various operating segments and subsidiaries, and RGA’s capital management and treasury functions. Todd joined RGA in 1995 as Vice President and Controller. Previously, he was Assistant Controller for Northwestern Mutual Life Insurance Company. He started his career with KPMG Peat Marwick LLP in Chicago, where he was a senior manager in the audit practice. Todd received his Bachelor of Science (B.S.) degree in Accountancy from Northern Illinois University.

Investor Day 2019 Jeff Hopson Senior Vice President, Investor Relations May 18, 2017

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (the “Company”) (which we may refer to in the follow paragraphs as “we,” “us,” or “our”). The words “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company's telecommunication, information technology, or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the benefits or burdens associated with the U.S. Tax Cuts and Jobs Act of 2017 may be different than expected, (28) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (29) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligation to update these forward-looking statements, even though our situation may change in the future. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2018.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (AOCI), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. They also serve as a basis for establishing target levels and awards under RGA’s management incentive programs. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Opening Remarks Jeff Hopson, Senior Vice President, Investor Relations Introduction and Overview Anna Manning, President and Chief Executive Officer Geographic Overview Alain Néemeh, Senior Executive Vice President and Chief Operating Officer Tony Cheng, Executive Vice President, Head of Asia RGAX Dennis Barnes, Chief Executive Officer, RGAX 15-Minute Break Global Financial Solutions John Laughlin, Executive Vice President, Global Financial Solutions Larry Carson, Executive Vice President, Chief Actuary, Global Financial Solutions Financial Overview Todd Larson, Senior Executive Vice President and Chief Financial Officer Q&A Anna Manning, President and Chief Executive Officer Agenda Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Introduction and Overview Anna Manning President and Chief Executive Officer

Attractive financial prospects Track record of value creation Robust organic growth and active transaction pipeline Earnings diversity by geography and product Effective capital management Key Messages Well-positioned for expanding opportunities A leading global brand and experienced management team Differentiated and valuable global franchise Initiatives across the industry value chain Proven strategy, proven execution Deep technical expertise, consistent and disciplined approach Innovative services and solutions Capabilities, partnerships, new solutions Trusted Partner Focused Execution Long-Term Value Creator Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

RGAX Expanding capabilities across the value chain RGAX well-positioned, well-regarded, and delivering innovative offerings Business model expanding to include fees for services Timely Topics Mortality Seasonality Short-term volatility Long-term mortality improvements Medical and scientific advancements Asia Significant opportunity for RGA Underlying life and health market is large and growing Reinsurance penetration is low RGA is leveraging its competitive strengths GFS gaining momentum in the region Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Evolution of Our Diversified Global Platform 1992 $13.1 Billion2 $4.6 Billion $0.4 Billion 2005 2018 Region1 Product1 1 Percentage of adjusted operating revenue excluding Corporate. 2 Total adjusted operating revenues. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Revenue

Well-Positioned

- Highly concentrated industry
- High barriers to entry
- ~80% of global market held by the top five players
- Strong brand, reputation, and market prominence
- Full range of capabilities and solutions
- Experienced team and deep bench strength

Global Life and Health Reinsurance Revenues

Rank	Reinsurer	2018 Revenues $ in millions
1	Swiss Reinsurance Company	14,455
2	**Reinsurance Group of America[1]**	**13,061**
3	Munich Re[2]	11,427
4	SCOR Global Life Re	10,227
5	Hannover Re	8,243
6	China Life Re	5,302
7	General Re[3,4]	3,932
8	Pacific Life Re	2,012
9	PartnerRe Ltd.	1,291

[1] Adjusted operating revenues. Please refer to "Reconciliation of Non-GAAP Measures" in the Appendix.
[2] Estimate, excludes Munich Health.
[3] 2017 results.
[4] Does not include Berkshire Hathaway Reinsurance Group.
Note: Exchange rate conversions are based on currency rates provided by each company in their annual filings.
Source: Annual filings for each reinsurer.

18 | Investor Day 2019 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix RGA

Best-in-Class Capabilities NMG Consulting, Global Life & Health Reinsurance Study 2018 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 NMG Consulting’s Business Capability Index (Globally). NMG Consulting notes that RGA’s sources of differentiation and notable success in 2018 include1: “Global BCI leader, eighth consecutive year” “Leader in thought leadership for the life and health segment” “Culture of innovation visible in brand associations and ratings, and in recognition of RGAX” Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix “RGA possesses a leading capacity to support a broad spectrum of clients consistently across markets.” Mark Prichard CEO, Partner, NMG Consulting

Experienced Team and Deep Bench Strength Years of Experience Industry1 RGA2 Anna Manning, President and CEO 38 12 Todd Larson, SEVP, Chief Financial Officer 25 24 Alain Néemeh, SEVP, Chief Operating Officer 22 22 Dennis Barnes, EVP, RGA and CEO, RGAX 2 2 Gay Burns, EVP, Chief Human Resources Officer 18 8 John Laughlin, EVP, Global Financial Solutions 38 24 Timothy Matson, EVP, Chief Investment Officer 25 5 Jonathan Porter, EVP, Chief Risk Officer 26 11 Timothy Rozar, SVP, Chief of Staff 23 23 Management team average years with RGA 24 years 15 years 35% Management team average industry experience of RGA associates are in actuarial, underwriting, or medical roles 25% of RGA associates have been with RGA at least 10 years 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Proven Strategy, Exceptional Strengths Traditional Reinsurance Diversified global platform and product offering Strong mortality and morbidity growth with favorable demographic trends Global underwriting leadership Deep risk knowledge Financial Solutions Established product lines, long track record of earnings growth and innovation Regulatory, accounting, and economic changes continue to create opportunities Significant capital deployed into transactions RGAX Partner of choice in insurance innovation ecosystem Expanding capabilities and delivering services across the value chain Looking “around the corner” for transformational solutions Client Focus Comprehensive solution provider Partnership-focused Technical Expertise Established leader in underwriting, risk assessment, structuring, and capital solutions Innovation Award-winning new products and services Bespoke and broad- based solutions Culture Nimble, agile, and flexible Disciplined focus on execution Global collaboration Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Success in Continually Growing Book Value Per Share Enviable track record Double-digit returns Consistent execution over time, in a range of environments Balance sheet integrity is high Long-term value 15-Year 11.3% CAGR 10-Year 12.7% CAGR 5-Year 13.7% CAGR Book value per share (ex-AOCI)1 total return growth2 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in Appendix. 2 CAGR growth of book value plus dividends. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

RGA Shares Have Performed Well Historically Source: S&P Global Market Intelligence, price change percent. Information as of 5/29/2019. 3 Years 5 Years Consistent management team Consistent approach Consistent underwriting, pricing Consistent value creation Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Capabilities and Services Value chain expansion Data and analytics Next-generation underwriting Global Trends Create Broad Opportunities Macro Environment Regulatory change Balance sheet restructuring Low interest rates Client and Consumer Shifting demographics driving new products Digital distribution Customer engagement Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Expanding Capabilities Across the Value Chain Claims Product Development Agent/ Advisor Marketing and Distribution Underwriting Administration Consumer Engagement Developing solutions across industry value chain to respond to opportunities Partnering with clients to create shared value Delivering additional sources of revenue Positioned to lead the industry through future innovation Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Vision for the Future We see an abundance of opportunities: RGA has what it takes to succeed High-performing global platform, with nice balance of risks Full range of capabilities and solutions Innovative culture, focused on long-term value creation Strong teams, consistent approach, patience and discipline Demonstrated ability to execute Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Geographic Overview May 18, 2017 Alain Néemeh Senior Executive Vice President and Chief Operating Officer Tony Cheng Executive Vice President, Head of Asia

Attractive financial prospects Disciplined and bottom-line focused Steady growth in mortality Attractive opportunities in morbidity Key Messages Well-positioned for expanding opportunities A leading global brand Strong local franchises Well-diversified business Proven strategy, proven execution Leader in All Respondents Business Capability Index1 Global facultative underwriting leader Solid market shares Trusted Partner Proven Leader Long-Term Value Creator Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 1 NMG Consulting Global Life & Health Reinsurance Study 2018.

Experienced Team and Deep Bench Strength Years of Experience Industry1 RGA2 Alain Néemeh, SEVP, Chief Operating Officer 22 22 Paula Boswell-Beier, SVP, Global Services 26 18 Tony Cheng, EVP, Head of Asia 24 22 Olav Cuiper, EVP, Head of EMEA 33 12 Michael Emerson, EVP, U.S., Latin and South America 34 9 Alka Gautam, President and CEO, RGA Canada 18 18 Douglas Knowling, SVP, Head of Global Support Team 33 18 Paul Nitsou, EVP, Global Accounts 33 22 Suzanne Scanlon, EVP, Chief Information Officer 10 10 Mark Stewart, Managing Director, Australia 24 12 David Wheeler, EVP, Head of U.S. Mortality Markets 38 38 Senior management team average with RGA 27 years 18 years Senior management team average industry experience 12 years Average length of service for VPs and above 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Established Global Brand Exceptional capabilities leading to solid market share Global United States Canada EMEA Asia Pacific1 2018 Business Capability Ranking (BCI)2 #1 #23 / #14 #1 #1 #1 2018 New Business Individual Premiums5 / Sum Assured6 #2 #3 / #2 #2 / #2 #3 #2 2018 Group Total Premiums7 #2 #3 #2 #2 #3 Reputation Relationships Products and Solutions 1 Asia Pacific includes Australia and New Zealand. 2 NMG Consulting’s All Respondents Business Capability Index 2018. 3 BCI Ranking for U.S. Individual Mortality based on NMG Consulting’s 2018 U.S. Individual Mortality Market Reinsurance Study. 4 BCI Ranking for U.S. Group Life and Disability based on NMG Consulting’s 2018 U.S. Group Life and Disability Reinsurance Study. 5 Ceded premiums of newly issued policies (excluding block transactions) as provided by NMG Consulting’s study of 50+ countries. 6 Recurring production result for United States and Canada as provided by the SOA Life Reinsurance Survey. 7 Total ceded premiums of group policies as provided by NMG Consulting’s study of 50+ countries. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Proven Business Model Guiding Principles Think globally, act locally Leverage our global expertise Continually innovate and refine our product offerings Develop and retain talent Strike the right balance between profitable growth and risk management Strategies Maintain and strengthen leading presence in key markets Focus on client centricity Anticipate and capitalize on a changing regulatory and accounting environment Remediate underperforming portfolios Leverage technology to develop solutions Track Record Consistent leader in business capabilities A leading market share in individual and group mortality Solid growth in mortality and morbidity Diversified earnings growth Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Prudent and Disciplined Approach Diversified Global Platform Geographic Build-out Largely Complete Steady and Consistent Growth Premiums 1992 Canada 1994 Spain 1995 Hong Kong Japan Barbados 1996 Australia New Zealand 1997 Malaysia 1998 South Africa United Kingdom Mexico 1999 Taiwan 2002 South Korea India 2003 Ireland 2005 China1 2006 Poland 2007 France Italy 2008 Germany 2009 Netherlands 2011 U.A.E. 2012 Brazil 2015 Singapore 1 China license obtained in 2014. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix $ in millions

2018 2005 1992 Diversified Product Offering Innovation and expanded capabilities respond to client needs Year Product Year Product Year Product 1995 Entered capital-motivated reinsurance business 2002 Critical illness business in South Korea 2011 Early critical illness product in Indonesia 1997 First asset-intensive transaction in the U.S. 2007 LTC in the U.S. market 2013 Cancer medical reimbursement product in Hong Kong 1998 First capital-motivated reinsurance treaty in Japan 2008 First longevity transaction in the U.K. 2014 First longevity “shock absorber” in the Netherlands 1999 Whole life medical products in Taiwan 2009 Acquired U.S. group reinsurance business from ING 2016 First-of-its-kind longevity transaction in France 2000 Critical illness business in the U.K. 2010 First longevity treaty in Canada 2017 Integrated impaired lives wellness solution in Hong Kong 2001 Co-insurance of indexed annuities 2018 Mortality cash flow swap in Canada Percent of Revenues Total: $13.1 Billion1 Total: $4.6 Billion Total: $0.4 Billion 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Global Cession Rates U.S. and Canada life cession rates have stabilized and recently increased following a period of decline EMEA cession rates vary by country Cession rates in Asia expected to increase New products and distribution (e.g., accelerated underwriting, insurtech) driving desire to reinsure Changing global capital requirements may lead to additional reinsurance opportunities Illustrative Cession Rate Trends1 Cession Rates U.K. (ex. U.K.) 1 Numbers in chart are illustrative of directional trends only. Source: Munich / Society of Actuaries Reinsurance Surveys, CLHIA, RGA Regional lead interviews. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Morbidity Greater pressure on government finances and increased treatment costs drive private solutions Leading product development capabilities position RGA favorably Solid Mortality and Morbidity Growth Industry Trends Mature market growth driven by strong recurring production coupled with in-force opportunities Middle class growth and wealth creation driving emerging market opportunities Aging population and growing middle class heighten the need for morbidity products Mortality Innovation key to reaching the middle market and millennials Clients seek solutions to changing regulatory environment 4.9% CAGR Constant Currency 6.3% CAGR 8.4% CAGR Constant Currency 11.1% CAGR 1 Proforma net premiums of a 2014 block retrocession transaction. 1 Net Premiums Net Premiums 7.8% Total Individual Net Premium Constant Currency CAGR 6.2% Total Group Net Premium Constant Currency CAGR Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Mortality Overview Mortality is seasonal, short-term volatile, and long-term improving Seasonality impacts claims distribution throughout a year Short-term volatility is mainly due to large claim amounts Volatility over the long term has been muted Mortality improvement is not linear and we expect continued improvement over the long term Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Mortality is seasonal Consistent seasonal pattern observed across populations, leading to more deaths in winter Magnitude varies by age with older ages more impacted by winter months Seasonality impacts how deaths are distributed throughout the year but does not represent a deterioration in trend Mortality Overview Relative Mortality by Calendar Quarter, General Population Source: RGA research and UK Office for National Statistics, Statistics Canada, and US National Center for Health Statistics. Adjusted for change in population since 2008 and days in month. Relative Medical Cause Mortality by Month and Age, U.S. General Population 2008-2017 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Mortality Overview Mortality is short-term volatile 1RGA U.S. individual mortality claims 2008-2018, deviation from linear trend. All Claims1, Monthly Large Claims1, Monthly All Claims1, Annual Short-term volatility from the amount of large claims can be substantial Over the longer term, volatility is more muted Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Mortality has improved over the long term Clear positive trend in all-cause mortality rate improvement Improvement observed from countries with both high and low absolute mortality levels Mortality improvement varies by age over intermediate periods due to cause-specific factors Younger ages tend to see stronger improvement over longer time horizons Older ages have continued to improve Note: RGA research and Institute for Health and Metrics Evaluation; age-standardized. Age-Standardized Death Rate by Country, General Population Death Rates as % of 1990 Level by Age, U.S. General Population Mortality Overview Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Mortality Overview Seasonality Seasonal trends in mortality are consistent Older ages more impacted than younger ages As RGA’s block has aged, we would expect an increase in seasonal effects This does not represent a deterioration in mortality, simply a timing issue of when deaths occur during the year Short-term Volatility Mortality rates are predictable long-term Number of deaths can randomly fluctuate over the short term The fluctuation will be significantly magnified by the mix between large claims and non-large claims in any short-term (i.e., quarterly) period’s results Long-term Improvement Mortality rates have improved over long periods of time Intermediate-term deviations often seen due to cause-specific factors We are optimistic on long-term mortality improvement due to Advances in genomics and cancer treatment Digital health, data, wearables Continued cardiovascular improvement Mortality is seasonal, short-term volatile, and long-term improving Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

U.S. and Latin America

A Leading Franchise

- Leader in All Respondents Business Capability Index (BCI)[1]
  - #2 - U.S. Individual Mortality
  - #1 - U.S. Group Life and Disability
  - #1 - Mexico
- Consistent strong market share
- Facultative underwriting leader

Adjusted Operating Revenues[2]

- RGA's U.S. individual mortality recurring face amount production increased by 6.1% in 2018
- Significant projected value embedded in in-force



$ in millions
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
4.3% CAGR
3 – 6% Growth CAGR
2014
2015
2016
2017
2018
…
2021

Pre-Tax Adjusted Operating Income[2]

- Well-diversified and sustainable long-term profit stream
- 2018 PTAOI would be $50M higher with 2014 book yields of 5.09% vs. 4.69%



$ in millions
$800
$700
$600
$500
$400
$300
$200
$100
$-
-1.1% CAGR
4 – 6% Growth CAGR
2014
2015
2016
2017
2018
…
2021

▪ Individual Mortality ▪ Group ▪ Individual Health ▪ Latin America ▪ Financial Solutions

[1] NMG Consulting Global Life & Health Reinsurance Study 2018.
[2] Actual results shown (except for projections). Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

41 | Investor Day 2019 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix RGA

U.S. and Latin America Traditional Reinsurance cessions have increased since 2015 Overview of U.S. Individual Life Mortality Market Source: SOA Life Reinsurance Survey/ S&P Global Market Intelligence. Excludes portfolio (in-force) production. U.S. Market remains the largest individual mortality market in the world Reinsurance cession rates have increased since 2015 RGA’s CAGR for U.S. individual mortality recurring face amount production of 8.8% since 2014 vs. 4.6% for the industry #2 in new business in the U.S.1 1 2018 Society of Actuaries Reinsurance Market Surveys – Total market share for recurring new business. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix $ in billions

U.S. and Latin America Traditional U.S. group remediation effort Remediation of certain underperforming excess health and disability blocks is proceeding as expected, producing a satisfactory Q1 2019 Those lines of business represent approximately 25% of Group’s annual premium As of Q1 2019, approximately 75% of such business has been repriced, with the remainder expected to be repriced by end of year Repricing focuses on improving earnings, not top-line growth Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

U.S. and Latin America Traditional U.S. individual health LTC business reinsured written primarily after 2009, and on products with more limited benefits Portfolio contains no legacy in-force blocks Comfortable with our reserves Selective and prudent regarding new business opportunities Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Canada

A Leading Franchise

- Leader in All Respondents Business Capability Index (BCI) since 2008[1]
- Dominant market share of individual new business production[2]

Adjusted Operating Revenues[3]

- Potential growth opportunities
  - Delivering client solutions for a changing regulatory environment
  - Growing longevity market
  - Closing the protection gap



$ in millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2.1% CAGR
Constant Currency 6.2% CAGR
5 – 8%
Growth CAGR
2014 2015 2016 2017 2018 … 2021

Pre-Tax Adjusted Operating Income[3]

- Expect sustainable long-term profit stream



$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
6.9% CAGR
Constant Currency 11.8% CAGR
6 – 9%
Growth CAGR
2014 2015 2016 2017 2018 … 2021

▪ Traditional ▪ Financial Solutions

[1] NMG Consulting Global Life & Health Reinsurance Study 2018.
[2] Production result as provided by the SOA survey.
[3] Actual results shown (except for projections). Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

45 | Investor Day 2019
Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix
RGA

Pre-Tax Adjusted Operating Income2 Developing solutions to help clients address regulatory challenges Pursuing opportunities through technology-driven innovation with clients Europe, the Middle East, and Africa A Leading Franchise Leader in All Respondents Business Capability Index (BCI)1 #1 in EMEA region in aggregate for the 6th consecutive year #1 in South Africa for the 9th consecutive year #1 in several continental European countries #2 in U.A.E. + Gulf states Adjusted Operating Revenues2 Stable outlook for traditional business Selective growth opportunities in the Middle East 4.8% CAGR Constant Currency 9.6% CAGR 6 – 12% Growth CAGR 8 – 14% Growth CAGR Traditional Financial Solutions 16.6% CAGR Constant Currency 24.1% CAGR 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 Actual results shown (except for projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix $ in millions $ in millions

Pre-Tax Adjusted Operating Income2 Disappointing 2018 PTAOI mainly due to unfavorable claims from legacy group and individual treaties 2014 and later new treaties have been profitable Australia Overview of Industry Australia and New Zealand remain the largest group reinsurance market in the world1 RGA continues to be selective about new business opportunities given the challenging market conditions Adjusted Operating Revenues2 Remediation continues where necessary New super fund legislation may cause a one-time reduction in group premiums of up to 25% -7.3% CAGR Constant Currency -2.7% CAGR Traditional Financial Solutions 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 Actual results shown (except for projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix $ in millions $ in millions

Pre-Tax Adjusted Operating Income2 Innovation leading to new treaty wins, exclusive treaties, and stronger margins GFS expected to increase in importance over time as markets mature Asia1 Strong Track Record and Exciting Future A market-leading position and brand Quality, depth, diversity, and size of the team Culture of innovation and success Favorable demographics, socioeconomic and market trends Strategy capitalizing on macro trends Adjusted Operating Revenues2 Strong CAGR supported by new treaty wins driven by product innovation Growth expected to moderate due to increased size of the business 20.3% CAGR Constant Currency 21.5% CAGR 10 – 15% Growth CAGR 10 – 15% Growth CAGR Traditional Financial Solutions 15.7% CAGR Constant Currency 17.4% CAGR 1 Asia excluding Australia. 2 Actual results shown (except for projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix $ in millions $ in millions

Strength 1: A Market-Leading Position and Brand

Strong Capabilities

- #1 in BCI and market share for the past seven consecutive years[1]
- 2017 and 2018 Life Reinsurer of the Year in Asia[2]

Innovation Helping Clients

- RGA's product development has helped our clients win awards
- Fulfill RGA mission of helping our clients be successful

Market-Leading Brand

- Asian clients tend to be loyal as long as we continue to deliver
- RGA's strong brand is a major strength and differentiator

NMG Consulting, Asia All Respondents BCI 2018



Asia
RGA
Market penetration
Business Capability Index – All respondents[1]
Indicates competitor position

3 Bloomberg Businessweek Financial Institution Awards 2018 Excellence Performance

4 BENCHMARK 2017 AWARDS Critical Illness Insurance BEST-IN-CLASS

5 BUSINESS Management Excellence Awards 2018

NMG Estimate of Contestable Individual New Cessions[6] (projected to 12/31/2018)



RGA
A
B
C
D
E
All Other

[1] NMG Consulting's All Respondents Business Capability Index (Asia) 2018.
[2] Asia Insurance Industry Awards – Life Reinsurer of the Year 2017, 2018.
[3] AIA Singapore was recognized by Singapore Business Review as Innovator of the Year under Insurance category for the development of AIA Diabetes Care at Management Excellence Awards 2018.
[4] MassMutual Hong Kong (YF Life Insurance) was recognized by Bloomberg Businessweek as Excellence Performance under Critical Illness Insurance category for the development of PrimeHealth Saver 1000.
[5] MassMutual Hong Kong (YF Life Insurance) was recognized as Best in Class under Critical Illness Insurance category for the development of PrimeHealth Saver 1000 by BENCHMARK at 2017 BENCHMARK Wealth Management Awards.
[6] NMG Consulting Global Life & Health Reinsurance Study 2018.

49 | Investor Day 2019 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix RGA

Strength 2: Quality, Depth, Diversity, and Size of the Team Experienced leadership team High percentage of team with actuarial, underwriting, and medical backgrounds Combine sciences with commercial, teamwork, cultural, and language skills Complemented by regional team and supported by global team Increasing engagement scores that well exceed market norms Past winner of Employer of the Year award1 Senior management team average years with RGA 22 years 9 years Senior management team average industry experience 50% of RGA associates are in actuarial, underwriting, or medical roles Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 1 Asia Insurance Industry Awards – Employer of the Year 2016.

Strength 3: Culture of Innovation and Success

"Market first" products and GFS innovations

- Track record of launching many "market firsts" in new products and reinsurance structures
- New innovations generate growth and maintain strong margins
- New products designed for local consumer needs drive the need for strong local teams
- Market firsts in one market lead to market firsts in other markets, requiring regional collaboration

2001
- HNW products in Asia

2002
- Advantage Program in Asia

2003
- SME banc-assurance product in Asia
- CI product in Korea

2007
- Simplified Issue banc-assurance product in Hong Kong

2009
- Limited Pay CI product in Hong Kong
- Financially motivated reinsurance in Taiwan

2010
- Comprehensive Early CI in Singapore

2011
- Early CI Product in Indonesia

2012
- Predictive Underwriting initiative in Asia
- Cloud-Based E-underwriting solution in Asia
- Simplified Issue Early CI product in Indonesia
- All-in-one Limited Pay in Indonesia

2013
- JIT solution
- Cancer reimbursement product in Hong Kong
- Bucket CI product in Asia
- Multi-Pay Early Stage CI product in Asia
- Scaled cancer product in Korea
- Advantage Program in Japan

2014
- "As Charged" Medical Reimbursement product in Indonesia
- Wellness Program linked to Disease Engagement in Asia (Malaysia and Singapore)
- Senior CI and Limited Pay Early-Stage CI product in Singapore
- Scaled CI in Korea
- Retail Bank HNW Program in Hong Kong

2015
- JIT solution in 2nd market
- In-force Coinsurance in Japan
- Early Stage CI product in Thailand
- Affluent Segment product in Indonesia
- Simplified Multi-Pay CI in Hong Kong
- Diabetic-focused Wellness Program in Hong Kong
- New Generation Multi-pay CI product in Taiwan

2016
- Wellness Product linked to premium discount in Taiwan
- Cancer & Stroke Reimbursement Product in Hong Kong
- Flexible Protection product in Hong Kong
- Claims as a business in Korea
- Dynamic Risk Scoring model in India

2017
- In-force Coinsurance in Hong Kong
- CI product for diabetics and CI annuity for seniors
- Integrated impaired lives wellness solution
- CI for "3 highs"
- Benign CI and protection reset benefits
- Premium waiver product for Early and Intermediate stage CI

2018
- Product for Juvenile developmental disorders
- Tiered CI product for both standard & chronic disease lives
- Senior CI product and CI protection for two lives under one policy
- Cancer PHI for cancer patients
- Fully integrated Wellness Solution
- Financially motivated reinsurance in Indonesia

51 | Investor Day 2019 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

RGA

Tailwinds: Favorable Macro Trends Macro Trends Strengthen RGA’s Position Emerging middle class, aging and wealthier populations Clients shifting towards a higher mix of health and protection given massive insurance gap in Asia Capital regimes planned for Asia moving towards Solvency II These macro trends provide tailwinds for the whole life and health market Macro trends move the environment favorably towards RGA’s product innovation and being a U.S. reinsurer 1 OECD Development Centre – The Emerging Middle Class in Developing Countries – January 2010. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 3 Group includes Life and Creditor. 4 Health includes Individual and Group. Numbers in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Asia’s Growing Middle Class1 Increased Demand for Health and Protection Products 3 4 Adjusted Operating Revenue2 Distribution by Product

Asia: Vision for the Future Early stages of a long-term journey Our brand, culture, team, and track record are our greatest strengths Macro trends support the growth of the underlying life and health reinsurance market Macro trends moving the environment favorably towards RGA, creating demand for product development and more capital solutions Macro trends support the demand for more holistic solutions that provide both new product ideas and capital solutions RGA’s culture of collaboration expected to become increasingly important as we combine our product development, GFS, and RGAX capabilities to provide these holistic solutions This allows us to provide our clients more complete solutions, increasing the value that can be derived by RGA for these solutions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Global Underwriting Leadership A Sample of RGA’s Underwriting Services Facultative underwriting – in 2018 assessed over 655,000 cases globally with 24-hour turnaround on 83% of cases Strategic services including process efficiency advisory Global Underwriting Manual – recorded almost 600,000 client logins in 2018 E-underwriting Quality assurance and auditing Predictive underwriting tool RGA’s Track Record Consistently ranked #1 in1: Underwriting capabilities Facultative underwriting Innovation (top in product innovation, prediction/new datasets, wellness/personalized data) Partner with carriers to meet consumers’ life insurance needs Develop leading-edge solutions to accelerate the underwriting process and throughout the value chain Key Industry Trends Evolving consumer and agent needs Demand for accelerated and expanded usage of underwriting Rapid evolution and increased regulatory oversight of data analytics Helping our clients make better and faster underwriting decisions 1 NMG Consulting Global Life & Health Reinsurance Programme – 2018. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Vision for the Future Insurance and reinsurance remain important and needed products Favorable demographics and macro trends expected to continue to generate opportunities in emerging markets RGA remains optimistic on mortality improvement over the long term RGA is well-positioned to continue being a leading player and to capture our fair share of the business Trends in digital transformation and accelerated underwriting should help bridge the protection gap Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Dennis Barnes Chief Executive Officer, RGAX RGAX

Attractive financial prospects Broad base of clients around the world Large addressable market opportunities Earnings diversity with non-reinsurance income Key Messages Well-positioned for expanding opportunities Strong foundation from RGA culture, relationships, and core capabilities Diverse and experienced team from inside and outside insurance industry Partner of choice in insurtech and insurance innovation ecosystem Proven strategy, proven execution Well-established technology and service business platforms Rigorous methodology to de-risk innovation process Initiatives across the industry value chain Trusted Partner Focused Execution Long-Term Value Opportunity Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Strategic Pillars Build Upon and Accelerate RGA’s Legacy of Innovation Deliver recurring fee-based revenue streams Align with RGA core strengths and strategy Supplement and enhance core reinsurance business Expand Client Services Across the Value Chain Enhance RGA’s suite of solutions to meet evolving client needs Broaden and deepen client relationships Partner with wide range of organizations Prepare for Future Transformations Deploy emerging technologies and analytic tools to develop next-generation client solutions Address global industry issues including elder care, wellness, wealth transfer, emerging consumer dynamics, and genetics Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Areas of Focus Data Analytics Advanced tools including machine learning and artificial intelligence Improve speed, efficiency, and quality of predictions for applications across the value chain Digital Distribution Scalable approaches for customer acquisition Optimize satisfaction throughout customer journey Reach broader group of consumers and reduce protection gap Consumer Engagement Enhance customer value beyond core benefits of insurance product Align incentives between insurance company and customer Improve loyalty and increase lifetime value Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Insurance Services Technology, consulting, and outsourcing services to improve client efficiency Manage client data assets throughout customer life cycle Deepen client relationships

Expanding Capabilities Across the Value Chain Claims Product Development Agent/ Advisor Marketing and Distribution Underwriting Administration Consumer Engagement Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Impact Reduces contracting and screening process from 15-30 days to 48 hours APEXA receives platform fee from insurance companies and general agents Case Study: APEXA Opportunity Redundant and inefficient processes exist to assess and monitor life insurance advisor suitability and compliance Solution A single industry-wide technology platform Digital connection between advisors, managing general agents, and insurance companies Streamlines the screening, contracting, and monitoring of life insurance advisors in the Canadian marketplace Connecting the industry Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Impact Improved engagement between advisors and customers Recurring revenue from platform licensing Case Study: Everplans Opportunity People often do a poor job of preparing their loved ones to manage the complexities of their death Grieving family members are often left with the burden of piecing things together Solution A secure digital vault and guidance platform for organizing, storing, and sharing insurance policies, wills, final wishes, and other critical information Insurance companies or agents distribute Everplans to their customers as an additional value-added service offering and engagement platform Enhancing customer value and engagement Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Impact Increased speed of underwriting decisions RGA will collect processing fees and should acquire relevant data to drive future product development Case Study: Next-Generation Risk Assessment Opportunity Insurers are seeking ways to offer differentiated products and services, reduce costs, and streamline policy issue Solution Digitize the health checks that many insurers use in the underwriting process Machine learning underwriting engine that leverages and integrates with AURA Technology Customer-Focused Solutions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Vision for the Future Deepen and broaden client relationships and engage earlier in the innovation and product development cycle Help the industry serve the needs of broader consumer segments Deliver a wide range of services and solutions across the value chain Contribute diversified income streams to RGA Be the partner of choice in the insurance innovation ecosystem Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

The security of experience. The power of innovation. Break

Global Financial Solutions (GFS) John Laughlin Executive Vice President, Global Financial Solutions Larry Carson Executive Vice President, Chief Actuary, Global Financial Solutions

Attractive financial prospects Demand continues for capital and risk solutions Good diversification of earnings and risk Expected continued strong financial results Key Messages Well-positioned for expanding opportunities Strong brand, reputation, and market prominence Changing landscape creates opportunities Unique strengths create competitive advantages Proven strategy, proven execution A recognized leader in large and complex transactions Strong and stable financial results over many years Successful execution Trusted Partner Focused Execution Long-Term Value Creator Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Capital-Motivated Remote-risk solutions allowing companies to manage regulatory capital at a low-cost fee Includes relief for redundant reserves or solvency capital as well as other structured reinsurance solutions GFS Product Lines Asset-Intensive Full-risk coverage of investment or accumulation products; products generating substantial reserves; or products featuring interest-rate, equity, or other market risks Primarily structured as full coinsurance with asset transfer Transactions are few in number but substantial in size Longevity Covers risk of living too long Primarily pension plans and individual annuities Typically via “longevity swap” reinsurance contracts Primary markets are U.S., U.K., Continental Europe, and Canada Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Diversified Earnings and Risk Established Product Lines, Long Track Record of Growth History of Success Strong Growth $ in millions Pre-Tax Adjusted Operating Income2 2018 $512M2 1 Began reinsurance operations as ITT Lyndon in 1983; RGA acquired an ownership stake in 1995; wholly owned by RGA since 2000. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 1997 Asset-intensive since 2008 Longevity since 1983 Capital-motivated since 1 2018 Langhorne Re since Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Fixed annuity asset-intensive Bank-Owned Life Insurance (BOLI) asset-intensive Long Track Record of Innovation Innovation is critical to maintaining healthy margins in a competitive environment XXX (level term) financial reins. Fixed index annuity asset-intensive Variable annuity asset-intensive Longevity swap in U.K. Longevity swap in Canada $5.4B asset-intensive treaty – largest in RGA history Stable value wrap Longevity shock absorber Major U.S. stock acq. of life and payout annuity company Longevity asset-intensive Closed-block acq. in NL Longevity swap in France Mass lapse shock absorber LICAT-motivated in Canada Launched Langhorne Re Longevity swap in U.S. 1997 2000 2002 2008 2010 2012 2014 2015 2016 2018 2006 First or near-first in the industry or market Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Regulatory, Accounting, and Economic Changes Continue to Create Opportunities IFRS17 Interest Rates Changes are driving increased capital and volatility RGA is well-positioned to provide solutions RGA has implemented solutions that address these changes Continuing RGA’s long track record of innovation U.S. GAAP Targeted Improvements C-ROSS Tax Reform SAM LICAT PBR Accounting Economic Regulatory Solvency II Global Effects Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Core Strengths Driving Success Client Focus Market leadership documented in industry surveys Long-standing, deep partnerships across client organizations Historical understanding of clients’ products and objectives Robust Solution Set Ability and willingness to accept and retain both biometric and investment risks Broad organization covering major geographies and products Reputation Long track record of credibility with clients and regulators A recognized leader in large and complex transactions Execution certainty Financial strength and diversification Expertise High degree of intellectual capital Risk assessment, risk transfer, structuring, ALM, investments, and in-force management Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Experienced GFS Team and Deep Bench Strength Management team average years with RGA 29 years 14 years Management team average industry experience Associates in actuarial roles 66% 91% Associates with professional designations or advanced degrees Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Years of Experience Industry1 RGA2 John Laughlin, EVP, Global Financial Solutions 38 24 David Boettcher, EVP, Chief Operating Officer 36 21 Larry Carson, EVP, Chief Actuary 26 20 Dustin Hetzler, SVP, Chief Pricing Actuary 26 25 Jeffrey Nordstrom, SVP, Chief Risk Officer 32 4 René Cotting, SVP, Asset-Intensive Solutions 22 10 Gary Seifert, SVP, North America 30 24 Gaston Nossiter, SVP, Asia Pacific 26 10 Paul Sauvé, SVP, Continental Europe, Middle East, Africa 28 13 Hamish Galloway, SVP, EMEA 33 21 Emma Ferris, SVP, EMEA Acquisitions 17 2 Richard Leblanc, SVP, U.S. Acquisitions 21 10 Matthew Easley, SVP, Head of GFS Innovation 41 4

GFS Results Pre-Tax Adjusted Operating Income1 by Region Proven track record of consistent and strong earnings with attractive returns Important contributor to RGA’s results Transaction flow can vary by region from year to year Pre-Tax Adjusted Operating Income1 by Product Asset-intensive continues to grow with addition of new transactions Capital-motivated is fee-based and highly capital-efficient Longevity showing strong top- and bottom-line growth 1 Actual results shown (except for projections). Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions $ in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Asset-Intensive Reinsurance – Executing Strategies Execution Strong in-force management and ALM discipline optimize results Selective participation in well-designed products Liabilities are well-matched to ensure low sensitivity to market and policyholder behavior risks Balanced portfolio of products and risks Strategies Build a balanced portfolio of income and risks through: Reinsuring in-force blocks repriced for current market conditions Selectively participating in profitable flow deals Target well-designed products from quality insurers Expand within established markets: U.S., U.K., and Japan; move into new markets in Asia and Continental Europe Advantages Strong counterparty, market credibility Reputation for execution certainty Strong pricing and risk management skills Ability to leverage clients’ fixed administration expenses and distribution systems Flexibility as economics change Langhorne Re provides ability to pursue larger opportunities Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Increasing Global Presence Strong U.S. presence; solid growth in Europe and Asia Asset-Intensive Reinsurance – Results Consistent, Stable Earnings Reinsuring annuities or interest-sensitive life products that fit RGA’s risk profile Low sensitivity to market and policyholder behavior risks Well-Diversified Products Includes block and flow transactions 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. FA/BOLI = Fixed Annuities/Bank-Owned Life Insurance; FIA = Fixed Indexed Annuities; ATL = Asset Transfer Longevity; VA = Variable Annuities Pre-Tax Adjusted Operating Income1 52% Asset-intensive earnings as a proportion of 2018 Global Financial Solutions total earnings $ in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 5% CAGR Constant Currency 6% CAGR

Asset-Intensive Reinsurance – Policyholder Behavior Risk Optionality Profile Significant portion of asset-intensive business has lower policyholder behavior risk No policyholder behavior risk Payout annuity business with locked-in longevity Very low policyholder behavior risk Bank-Owned Life Insurance (BOLI) Lower policyholder behavior risk Fixed and indexed annuity business with: Higher guarantees (typically 3-4%) Surrender charges and/or market-value adjustment (MVA) provisions Higher policyholder behavior risk Fixed and indexed annuity business with: Lower guarantees, Minimal or no surrender charges and/or no MVA provisions Variable annuities General Account Reserves Profile March 31, 2019 $25.5 Billion Lower Liquidity Risk Lower Disintermediation Risk Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Low Equity Market Sensitivity Effects of equity market movements are manageable Asset-Intensive Reinsurance – Market Risks Illustrative Sensitivities Stresses are designed to show the effects of interest rate or equity market changes on January 1, 2018, with no recovery for 12 months All shocks are instantaneous and then held constant for the entire year Low Interest Rate Sensitivity Effects of interest rate movements are manageable Interest Rate and Equity Market Stress Scenarios Are Manageable -4% or ($10M) $ in millions $ in millions +4% or $11M -5% or ($12M) +4% or $11M Sensitivities on 2018 Pre-Tax Adjusted Operating Income1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Longevity Reinsurance – Executing Strategies Execution Transacted in U.S., U.K., Canada, Netherlands, France Executed swaps, asset transfers, and stop-loss solutions Primarily focused on advanced ages Inception to date (ITD), performance has been favorable Executed flow agreements on longevity swaps; developing flow solutions involving investment risk Strategies Leverage mortality expertise to establish position as longevity expert Deliver non-correlated risk and diversified profit stream Focus on markets where sound underlying experience data exists Diversify by structures and by geographies Provide support on flow business Focus on volume and quality of data as a differentiator Advantages Innovative structures and solutions Strong mortality expertise in all regions is a distinct advantage in pricing longevity Ability to be selective in risks and returns Strong reputation for execution Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Increasing Global Presence Selective participation in target markets Longevity Reinsurance – Results Continued Strong Growth Consistent strong income growth from new business Strong favorable experience ITD; increased in 2017 and 2018 Well-Diversified Products Completed first-ever U.S. longevity swap in 2018 Strong demand expected to continue 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Pre-Tax Adjusted Operating Income1 30% CAGR from 2014 to 2018 37% Constant currency CAGR from 2014 to 2018 $ in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Execution Thought partner for LICAT solutions in Canada, Solvency II in Europe, RBC changes in Asia A leading presence in key markets around the globe Broad variety of solutions for continually changing capital and reserve frameworks Solvency II-driven solutions in Asia, Continental Europe, the U.K., and the U.S. Strategies Combine financial structuring expertise with strong local client relationships Leverage expertise to address regulatory and accounting changes Expand strategic accounts in developed markets Lead innovation in all markets Introduce new product offerings in principles-based environments Focus on non-cash solutions; remain selective on cash solutions Advantages Seasoned experts well-positioned within all regions Deep understanding of clients’ products from decades of reinsurance relationships In-depth knowledge of local regulations Extensive modeling capabilities for biometric, policyholder behavior, and investment risks Execution track record Capital-Motivated Reinsurance – Executing Strategies Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Increasing Global Presence Established presence in North America, EMEA, and Asia Capital-Motivated Reinsurance – Results Consistent, Stable Earnings Stable, fee-based contributor to income Recognized leader in this highly specialized market Income volatility by region driven by evolving regulatory landscapes – RGA is able to nimbly shift focus Pricing and structuring techniques have broad applicability to other GFS lines as well as RGA’s traditional lines of business Well-Diversified Products Diverse distribution of mortality, morbidity, credit, and other risks 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Pre-Tax Adjusted Operating Income1 $ in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 0% CAGR Constant Currency 0% CAGR

Favorable Results Overall, transactions have performed favorably Asset portfolios have been repositioned to better align with our investment strengths and risk philosophies Significant Capital Deployed into In-force Transactions Successful Execution Transactions include in-force life, annuity, and longevity business Disciplined and selective in pricing and accepting of risk Market Demand Pattern of transactions can be lumpy, reflecting volatility in market demand Timing and size of transactions are unpredictable $ in millions $2.1 Billion Capital deployed since 2012 Effective Capital Deployment Capital Deployed into Transactions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Langhorne Re Expands the Solution Set Natural extension of RGA skills and capabilities Langhorne Re provides a platform to invest in larger blocks of attractive business Expected to generate long-term fees from providing origination, risk management, and administrative services Increases relevance to clients by providing increased capacity Ready for business Strong management team in place Active pipeline Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Vision for the Future Regulatory, accounting, and economic changes drive continued need for solutions Opportunities to deploy capital into attractive blocks expected to continue Strong client relationships, strong counterparty, seasoned expertise, and innovative culture create advantages Combination of investment and biometric capabilities enables broad solutions Clear strategies and strong execution expected to produce high-quality, stable earnings Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Financial Overview Todd Larson Senior Executive Vice President and Chief Financial Officer

Attractive financial prospects Attractive operating model Strong balance sheet and well-diversified earnings profile Intermediate guidance unchanged Key Messages Proven strategy, proven execution Strong financial track record Consistent book value growth Effective capital management Well-positioned for expanding opportunities Balanced capital structure and strong ratings Diversified global platform Conventional investment profile Stable liability profile Strong Track Record Unique Profile Long-Term Value Creator Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Experienced Team and Deep Bench Strength Years of Experience Industry1 RGA2 Todd Larson, SEVP, Chief Financial Officer 25 24 John Hayden, EVP, Controller 30 23 William Hutton, EVP, General Counsel and Secretary 21 21 Jim Kellett, EVP, Valuation & Financial Analysis 35 11 Brian Haynes, SVP, Corporate Treasurer 21 7 Mark Hopfinger, SVP, Structured Finance 36 36 Jeff Hopson, SVP, Investor Relations 21 6 Paul Smith, SVP, Global Audit Services 24 8 Kent Zimmerman, SVP, Global Tax Director 35 27 Andrew Edwardson, Managing Director, RGA Capital Partners 21 4 Management team average years with RGA 27 years 17 years Management team average industry experience 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Proven Strategy, Proven Results EPS Growth Consistent growth from diversified global platform Strong track record Earnings Quality High-quality earnings Less sensitive to financial markets Capital Strategy Balanced approach Maximize return opportunities Book Value Growth Attractive operating model Steady growth over long time horizon Consistent earnings and capital strategy Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Adjusted Operating ROE1 Favorable results despite lower interest rates and weak foreign currencies Global platform and capital strategy deliver consistent returns Strong Financial Track Record Adjusted Operating Revenues1 Global platform provides a diversified source of revenues Demonstrated growth over time, despite foreign currency headwinds Net premium CAGR of 6.7% in constant currencies from 2014-2018 Adjusted Operating EPS1 Strong track record At the top end of our 5-8% intermediate-term guidance 9.7% since 2012 versus 7.5% for U.S. Life/Health group2 5.0% CAGR Constant Currency 6.6% CAGR 7.4% CAGR Constant Currency 9.2% CAGR 11.1% Average 11.4% Constant Currency Average $ in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 U.S. Life/Health group include in alphabetical order: AFL, AIZ, CNO, LNC, MET, PFG, PRU, TMK, UNM, VOYA.

Strategy Execution Drives Book Value Per Share Growth Strong, consistent growth over varying time periods Long-term results deliver strong track record Investors recognize value in RGA Stock price generally follows growth in BVPS ex-AOCI over time 12.3% 5-Year CAGR 12.6% 5-Year CAGR 1 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Book Value Growth Among U.S. Life and Health Group Strong Growth Strong book value growth despite headwinds Strategy is working RGA has delivered strong growth following the financial crisis Consistent book value growth over the long term Book value per share ex-AOCI1, annualized returns 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Source: S&P Global Market Intelligence. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, LNC, MET, PFG, PRI, PRU, RGA, TMK, UNM. Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Excess Capital Maintain buffer of $300-$500 million for consolidated RGA Willing to go below the buffer for the right opportunity Effective Capital Management Balanced Capital Management Appropriate level of capital available at operating legal entities, holding company, consolidated level Efficient mix of capital Striking the right balance for our stakeholders Capital Sources and Uses Expected to generate excess capital of $300-$500 million annually Access to debt markets Transactions to deploy capital or to free up capital Shareholder dividends Share buybacks Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Excess Capital Deployed Consistent growth in shareholder dividends Timing of in-force block transactions can be lumpy, but RGA has been successful over time Efficient Use of Capital Excess Capital Strong net income generation Regularly deploying capital back into the business Regular return to shareholders through dividends and share buybacks Balanced Capital Strategy Priority to deploy capital into organic growth and in-force block transactions Return to shareholders through dividends and share repurchases 1 1 Deployed capital includes in-force blocks, organic growth, and capital model refinements. Excess Capital 5-Year Average Excess Capital Deployed Excess Capital Deployed $ in millions $ in millions Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Shareholder Dividends In-force Blocks Share Repurchases

Total Payout Ratio2 Increased share buybacks in 2018 Balanced with in-force transaction opportunities Consistently Increasing Shareholder Dividends Shareholder Dividends Consistent growth over time Regular return to shareholders Dividend Payout Ratio1 History of increasing dividend each year Approaching industry average Industry Average RGA Source: S&P Global Market Intelligence & Company Filings. 1 Calculated as dividends per share divided by adjusted operating earnings per share. 2 Calculated as the dividend payout ratio plus buyback payout ratio (buybacks divided by after tax adjusted operating income). 3 Industry Average includes AFL, AIZ, CNO, LNC, MET, PFG, PRI, PRU, TMK, UNM. 16% CAGR in RGA’s quarterly dividend from 2014 to 2018 3 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Consistent double-digit growth in the quarterly dividend 9 years

Consistent Over Long and Short Term RGA’s average over a three-year period is 104%, and is 102% over a five-year period RGA Produces High-Quality Earnings High Ranking Relative to Peers Investment-related gains and losses, embedded derivatives, and other “below-the-line” items equalize over time Lower sensitivity to equity market volatility Source: Autonomous Research US LP. Peer companies include: AEL, AFL, AMP, CNO, LNC, MET, PFG, PRU, TMK, UNM. 1 Excludes the effects of U.S. Tax Reform. 10-Year Net Income Divided by Adjusted Operating Income1 RGA’s 10-year average excluding tax reform in 2017 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix 107%

Well-Positioned With Financial Strength Attractive Operating Model Global platform is balanced and diversified Appropriate capital structure Strong credit ratings Balance sheet strength Enterprise Risk Management (ERM) Framework Strong risk culture Investment Portfolio Conventional High-quality investment income Average portfolio rating of ‘A’ 96% investment grade Liability Profile Stable liability profile Relatively low liquidity risk Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Balanced Global Platform Deliberate build-out of RGA’s global platform over 25-plus years Selective on opportunities to ensure the right fit for RGA Global Platform Delivers Balance and Diversity Consistently Delivering Global mix of business reduces volatility Diversified by geography and by product Geographic Diversification Solid North American base International business showing steady growth Percentages exclude Corporate. 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2018 2014 Percent of Pre-Tax Adjusted Operating Income1 Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Leverage Ratios Leverage ratios within our targeted ranges 1Q19 proforma for May debt issuance of $600 million and retirement of $400 million (net $200 million debt increase) Appropriate Capital Structure Financial Strength Ratings Strong ratings from rating agencies with stable outlook Total Capital Appropriate capital mix Senior debt securities prudently laddered Hybrid capital is long-term and an efficient form of capital 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Rating Upgrade ‘A-’ to ‘A’ RGA holding company upgraded by S&P in 2018 $ in billions 1 AA- S&P A+ A.M. Best A1 Moody’s Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

December 31, 2018 Total cash and invested assets $56.1 B Investment grade bonds 68.1% Corporate 40.0% Government 18.4% Structured 9.7% High-yield bonds 3.3% Corporate 2.8% Government 0.4% Structured 0.1% Equity securities 0.2% Mortgage loans on real estate 8.9% Policy loans 2.4% Funds withheld at interest 10.3% Short-term investments 0.3% Other invested assets 3.4% Cash and cash equivalents 3.4% Total cash and invested assets 100.0% Investment Portfolio Is Conventional Asset allocation Managed Internally Investment grade corporate bonds Mortgage- and asset-backed securities Commercial mortgage loans Private equity and mezzanine debt Private placements Managed Externally Corporate high-yield bonds Emerging market high-yield bonds Middle-market bank loans Select international portfolios 30% Managed Externally 70% Managed Internally Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

BBB Exposure RGA invests in BBB securities to fulfill investment objectives Smaller exposure compared to peers Investment Portfolio Conventional Portfolio We see less value in public BBB-rated and below investment grade sectors Rating Distribution Average credit rating is single ‘A’ New money allocations are toward higher-rated securities 2 Source: Autonomous Research US LP. 30% RGA’s BBB exposure at December 31, 2018 35% Industry average BBB exposure at December 31, 20182 Fixed Maturity Securities December 31, 2018 Rating Market Value % AAA / AA / A $ 26.2 B 65.5% BBB 12.0 30.1% BB 1.4 3.4% < BB 0.4 1.0% Total $ 40.0 B 100.0% A Average Portfolio Credit Rating Consistently high-quality portfolio over time Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Stable Liability Profile Optionality Profile Lower liquidity risk due to liability profile No policyholder behavior risk Locked-in longevity in payout Very low policyholder behavior risk Mortality, Morbidity, LTC, BOLI Lower policyholder behavior risk Fixed and indexed annuity business with: Higher guarantees (typically 3-4%) Surrender charges and/or market-value adjustment (MVA) provisions Higher policyholder behavior risk Fixed and indexed annuity business with: Little or no surrender charge protection Low guarantees and no MVA Variable annuities Consolidated Reserves Profile March 31, 2019 $43.7 Billion Lower Liquidity Risk Lower Disintermediation Risk Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Proactive Risk Management Leverage ERM capabilities and risk analysis into actionable decisions Regular reporting and metrics to ensure early identification, assessment, and management of emerging issues Continuous improvement to keep pace with new opportunities Enterprise Risk Management Robust ERM Framework Strong governance practices starting at time of underwriting and pricing Alignment of risk appetites and limits with business strategy Stress testing to identify potential strategic and tactical threats Diversified Risk Profile Realized benefits as risk profile has become more diverse over time – both geographically and by risk type Consistent with strategy, the majority of our required economic capital supports biometric risks such as mortality, longevity, and morbidity A strong risk culture underpins everything we do Collaboration across functions and business units Risk limits allow room for growth Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Adjusted Operating ROE Potential positive influences Higher interest rates Weaker U.S. dollar Growth of international businesses Execution of in-force blocks Effective capital management Attractive Financial Prospects Long-Term Value Creation Attractive operating model Balance and diversity of profits by geography and product Consistent book value growth Adjusted Operating EPS High-quality earnings, less sensitivity to financial market volatility Headwinds are ongoing but manageable Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Considerable value embedded in in-force business 5-8% Adjusted operating EPS intermediate-term guidance 10-12% Adjusted operating ROE intermediate-term guidance

Vision for the Future Continue to deliver strong financial results Invest in new initiatives and developing new services Well-positioned to take advantage of in-force block and other transaction opportunities Effective capital management Continue attractive growth of book value Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix Solid organic growth + transactional opportunities + capital management = Attractive EPS Growth and Shareholder Returns

Appendix Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Reconciliations of Non-GAAP Measures Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Reconciliations of Non-GAAP Measures Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Reconciliations of Non-GAAP Measures Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Reconciliations of Non-GAAP Measures Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix

Reconciliations of Non-GAAP Measures Agenda | Introduction and Overview | Geographic Overview | RGAX | Global Financial Solutions | Financial Overview | Appendix